UNITED STATES

             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549


                          FORM 8-K
                       CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities and
                    Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported):
                   May 27, 2004 (May 25, 2004)

                       INNOVO GROUP INC.
     (Exact name of registrant as specified in charter)

     Delaware             0-18926            11-2928178
(State or other   (Commission File No.)    (IRS Employer
jurisdiction of                          Identification No.)
 incorporation)

  5804 East Slauson Avenue,  Commerce, California  90040
   (Address of principal executive offices)      (Zip Code)

    Registrant's telephone number, including area code:
                        (323) 725-5516


                           No Change
(Former name or former address, if changed since last filing)

Item 5.  Other Events and Required FD Disclosure

     On May 18, 2004, we filed a Current Report on Form 8-K with the Securities and Exchange Commission announcing that on May 13, 2004, our wholly owned subsidiary, Innovo Azteca Apparel, Inc., or IAA, mutually agreed to terminate the license agreement for the manufacture and sale of apparel and accessories bearing the FetishTM mark with Blondie Rockwell, Inc., the licensor of entertainment personality Eve's FetishTM mark.

     On May 25, 2004, the parties executed a definitive Settlement Agreement and Release, attached hereto and incorporated herein by reference as Exhibit 10.1 to this Current Report on Form 8-K. Under the terms of the settlement, the license agreement has been immediately terminated; however, IAA continues to have the ability to market, distribute and sell the 2004 summer FetishTM line, other excess inventory and unsold and returned merchandise to certain approved customers until the end of the year. Furthermore, IAA has agreed to pay to Blondie Rockwell accelerated royalties in the amount of $750,000 plus currently owed royalties of approximately $87,000 in three installments over a three month period. In exchange, IAA will have no further obligation to pay additional royalties on sales from the 2004 summer line, excess apparel inventory or unsold or returned merchandise. In addition, IAA has the right to produce, market, distribute and sell FetishTM accessories through March 31, 2005, and will pay royalties on all such accessory sales. As part of the Settlement Agreement and Release, Innovo Group Inc. executed a Guaranty Agreement to and in favor of Blondie Rockwell, Inc. attached hereto and incorporated herein by reference as Exhibit 10.2 to this Current Report on Form 8-K, guaranteeing payment in full and performance of all of IAA's obligations and liabilities in the Settlement Agreement and Release.

     On May 26, 2004, the parties issued a press release in connection with the execution of the Settlement Agreement, which is attached hereto and incorporated herein by reference as Exhibit 99.1 to this Current Report on Form 8-K.

     Item 7.  Exhibits


(c)  Exhibits

     Exhibit
     Number    Description

     Exhibit 10.1    Settlement Agreement and Release  dated
               May 25, 2004 by and between Blondie Rockwell,
               Inc. and Innovo Azteca Apparel, Inc.

     Exhibit 10.2    Guaranty Agreement dated May  25,  2004
               executed by Innovo Group Inc. on behalf of Innovo Azteca Apparel, Inc to and in favor of Blondie Rockwell, Inc.

     Exhibit 99.1   Press Release dated May 26, 2004.
                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         INNOVO GROUP INC.
                         (Registrant)

Date:  May 27, 2004      By: /s/ Samuel J. Furrow, Jr.
                            --------------------------
                            Samuel J. Furrow, Jr.
                            Chief Executive Officer and Director
                            (Principal Executive Officer

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